UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
April 1, 2019
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street, Hanover, Massachusetts	02339
Mailing Address:	288 Union Street, Rockland, Massachusetts	02370
(Address of Principal Executive Officers)		(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)
(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
Closing of Merger
Effective as of April 1, 2019 (the “Effective Time”), Independent Bank Corp. (“Independent”) completed its previously announced merger (the “Merger”) with Blue Hills Bancorp, Inc. (“Blue Hills Bancorp”) pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 20, 2018, among Independent, Rockland Trust Company (“Rockland Trust”), Blue Hills Bancorp and Blue Hills Bank. At the Effective Time of the Merger, Blue Hills Bancorp merged with and into Independent, with Independent as the surviving corporation, and Blue Hills Bank was merged into Rockland Trust, with Rockland Trust as the surviving entity.
Under the terms of the Merger Agreement, each share of Blue Hills Bancorp common stock was converted into the right to receive $5.25 in cash and 0.2308 of a share of the Company's common stock, with cash to be paid in lieu of fractional shares. Each outstanding share of Independent common stock remained outstanding and was unaffected by the Merger.
As a result of Merger, Blue Hills Bancorp shareholders will receive an aggregate of approximately 6,166,383 shares of Independent common stock and an aggregate of approximately $167.4 million in cash, inclusive of the payment made to cash out outstanding stock options and excluding cash paid in lieu of fractional shares. Independent now has, including the shares issued in connection with the acquisition, approximately 34,303,887 shares of common stock outstanding.
The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 to Independent’s Current Report on Form 8-K filed on September 24, 2018, and incorporated by reference herein.
A copy of the news release announcing the completion of the Merger is attached as Exhibit 99.1 and incorporated by reference herein.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
Appointment of Directors

In connection with the Merger and pursuant to the terms of the Merger Agreement, Independent increased the size of its Board of Directors (the “Board”) at the Effective Time from 12 members to 15 members and appointed William M. Parent, David A. Powers, and Scott K. Smith to the Board. Rockland Trust also increased the size of its board of directors from 12 to 15 members and appointed Mr. Parent, Mr. Powers, and Mr. Smith to its board. As nonemployee directors of Independent, Mr. Parent, Mr. Powers, and Mr. Smith will participate in equity awards pursuant to Independent’s 2018 Non-Employee Director Stock Plan, and receive cash compensation in the form of an annual retainer and meeting fees, on the same terms and conditions as other non-employee directors.

A copy of the news release announcing the appointment of Mr. Parent, Mr. Powers, and Mr. Smith as directors is attached as Exhibit 99.1 and incorporated by reference herein.

Appointment of Officers

On April 1, 2019 the Company and Rockland Trust announced that, in conjunction with customary succession planning and the growth arising from the Blue Hills Bank acquisition, effective immediately, they had named (i)Robert D. Cozzone as Executive Vice President and Chief Operating Officer (Principal Operating Officer) of Independent and Rockland Trust and (ii)Mark J. Ruggiero as a Senior Vice President, Chief Financial Officer (Principal Financial Officer), and Principal Accounting Officer of Independent and Rockland Trust. As a result of Mr. Ruggiero’s appointment as Chief Financial Officer, Mr. Cozzone ceased being the Principal Financial Officer of Independent.

Mr. Cozzone, who is 48 years old, has worked at Rockland Trust for 21 years and previously served as the Chief Financial Officer of Independent and Rockland Trust, the Executive Vice President of Consumer and Business Banking for Rockland Trust, and as the Treasurer of Independent and Rockland Trust.

Mr. Ruggiero, who is 41 years old, has worked at Rockland Trust for 10 years and been the Controller and Principal Accounting Officer of Independent and Rockland Trust for the past 6 years. Mr. Ruggiero is a Certified Public Accountant who worked for Vitale, Caturano, and Company (now McGladrey LLP) prior to joining Rockland Trust.

In connection with the appointment of Mr. Ruggiero as Chief Financial Officer the Company and Rockland Trust entered into an employment agreement with him. That agreement provides Mr. Ruggiero with a specified annual base salary, as well as benefits on the same basis as other similarly situated executives, including eligibility to participate in the Company's Executive Incentive Compensation Plan and the 401(k) Restoration Plan. The agreement is terminable at will by either party and contains the standard provisions for executive officers with respect to severance and other benefits upon certain termination events, as described in the section titled “Executive Officer Employment Agreements” contained in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2019. The agreement also contains a one year post-employment non-solicitation obligation.

This summary of the employment agreement is not complete and is qualified in their entirety by reference to the copy of the agreement attached as Exhibits 10.1 and incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Historical financial statements of Blue Hills Bancorp will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b)	Pro Forma Financial Information.
Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.
(d) Exhibits
The following Exhibit is filed as part of this report:

Exhibit Number	Description
10.1	Employment Agreement with Mark J. Ruggiero
99.1	Press Release of Independent Bank Corp., dated April 1, 2019 regarding the closing of the Blue Hill Bancorp acquisition and appointment of William Parent, Scott Smith and David Powers as directors

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	April 1, 2019	By:	/s/Edward H. Seksay
Edward H. Seksay
General Counsel